Convertible Promissory Note Payable (Tables)	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Summary of Convertible Promissory Note Payable

	Liabilities	Equity
	RMB’000	RMB’000
Carrying value as of January 1, 2020	10,014,377	5,744,955

Interest accrued at effective interest rate	883,759	—
Interest paid	(92,981)	—
Exchange differences	(687,967)	—

Carrying value as of December 31, 2020	10,117,188	5,744,955

Interest accrued at effective interest rate	893,001	—
Interest paid	(100,937)	—
Exchange differences	(239,754)	—

Carrying value as of December 31, 2021	10,669,498	5,744,955

Interest accrued at effective interest rate	1,045,611	—
Interest paid	(115,879)	—
Redemption and extension of convertible promissory notes (a)	(7,444,513)	(5,584,770)
Exchange differences	1,009,422	—

Carrying value as of December 31, 2022	5,164,139	160,185

(a)
Following the Fourth Amendment and Supplemental Agreement on December 6, 2022, the carrying values of liability and equity components in relation to original Notes were reversed due to extinguishment of original Notes and fair value of new Notes was recognized, giving rise to an increase of RMB174 million in financial costs and RMB6,210 million in share premium and a decrease of RMB5,585 million in other reserves.

In consideration of the above redemption and the extension of the maturity date and taking into account the fair market value of the Notes determined by the independent valuers, pursuant to the Fourth Amendment and Supplemental Agreement, the Company agreed to pay PAOH and An Ke a total amount of approximately USD1,071 million (the “Consideration”) together with the unpaid interest accrued on the redeemed notes up to and including the effective date of the Fourth Amendment and Supplemental Agreement. The first tranche payment of the Consideration in the total amount of approximately USD536 million had been paid in December 2022. It is expected that the remaining Consideration would be paid in March 2023 or such other date(s) within one year after the effective date of the Fourth Amendment and Supplemental Agreement as mutually agreed by the Company, PAOH and An Ke. Additional interests shall accrue on the remaining Consideration at a rate of 6.5% per annum, accruing daily from and including the date after the modification date (ie. December 6, 2022) up to but excluding the date on which the unpaid consideration is paid. As of December 31, 2022, the total amount of unpaid considerat ion is
RMB3,746 million.